TFS MARKET NEUTRAL FUND (TFSMX)
TFS SMALL CAP FUND (TFSSX)

Investment Portfolios of

TFS CAPITAL INVESTMENT TRUST

Statement of Additional Information

March 1, 2015,
Amended April 22, 2015

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Market Neutral Fund and TFS Small Cap Fund dated March 1, 2015, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and the most recent Annual Report or Semiannual Report may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.

TABLE OF CONTENTS

FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	22
SPECIAL SHAREHOLDER SERVICES	23
MANAGEMENT OF THE TRUST	24
INVESTMENT ADVISER	30
PORTFOLIO TRANSACTIONS	34
OTHER SERVICE PROVIDERS	35
GENERAL INFORMATION	38
ADDITIONAL TAX INFORMATION	43
CALCULATION OF PERFORMANCE DATA	46
FINANCIAL STATEMENTS	49
APPENDIX A (PROXY VOTING POLICY)	50

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STATEMENT OF ADDITIONAL INFORMATION

TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers three investment portfolios, TFS Market Neutral Fund, TFS Small Cap Fund and TFS Hedged Futures Fund. This SAI applies to TFS Market Neutral Fund and TFS Small Cap Fund (individually a “Fund”, and together the “Funds”), which are both classified as diversified funds. The Trust was organized and the Agreement and Declaration of Trust was filed with the State of Ohio on February 9, 2004.

FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

Investment Objectives

TFS Market Neutral Fund seeks to produce capital appreciation while having a low correlation to the U.S. equity market, which we define as the S&P 500 Index. In addition, the Fund seeks to produce lower volatility than the movement of the U.S. equity market.

TFS Small Cap Fund seeks long-term capital appreciation. In addition, the Fund seeks to outperform the Russell 2000 Index.

Additional Information on Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Funds’ Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

Equity Securities. In addition to common stocks, the Funds may invest in preferred stock and securities convertible into common stock (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. TFS Capital LLC (the "Adviser") intends to invest the assets of the Funds only in preferred stocks or convertible debentures rated A or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”).

Investment Company Securities. Each Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Funds and all affiliated persons of the Funds. The Funds will incur additional expenses due to the duplication of expenses to the extent they invest in other investment companies. The TFS Market Neutral Fund does not presently intend to invest more than 25% of the value of its total assets in other investment companies and the TFS Small Cap Fund does not presently intend to invest more than 10% of the value of its total assets in other investment companies. Although the percentage limitations discussed above generally apply, during periods when a Fund is taking a “temporary defensive position,” the Fund may invest up to its applicable limit in non-money market funds and also invest without limitation in money market funds.

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Exchange-Traded Funds. The Funds, subject to their investment strategies and policies, and subject to the limitations on investments in other investment companies discussed above, may purchase exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

Exchange-Traded Notes. The Funds may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

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Real Estate Investment Trusts. The Funds may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of a Fund’s distributions may also be designated as a return of capital. An investment in a REIT involves the payment of a management fee and other operating expenses by a Fund. Each Fund does not presently intend to invest more than 15% of the value of its net assets in REITs.

Short Selling of Securities. The TFS Market Neutral Fund engages in short selling of securities as part of its principal investment strategies. The Funds’ Prospectus contains detailed information regarding the TFS Market Neutral Fund’s use of short selling as part of its investment strategy. The discussion that follows provides additional information regarding how short selling is used by the Fund.

In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

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The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

The TFS Small Cap Fund does not anticipate engaging in short sales; however, if it does, it presently intends to limit its exposure to 5% of its net assets.

U.S. Government Securities. Each Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates and Overseas Private Investment Corporation bonds, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Federal Financing Corporation, Small Business Administration and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

Foreign Securities. Each Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered by the Adviser in selecting foreign securities as with domestic securities. Foreign securities investment presents special risks and considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Funds may invest in foreign issuers directly or through the purchase of American Depositary Receipts (“ADRs”). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

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Commodities. Each Fund may purchase or sell securities or other instruments that provide exposure to commodities. A Fund’s investments in commodities-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

A Fund may focus its commodity-linked investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent the Fund focuses its investments in a particular sector of the commodities market, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

Options, Futures and Forward Contracts. As discussed in the Prospectus, TFS Market Neutral Fund engages in futures contracts transactions. The Funds may engage in certain transactions in options, futures contracts, options on futures contracts and forward contracts. The discussion below provides additional information regarding the use of these transactions.

Regulatory Matters. The Funds will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities.

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With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO for either Fund. In addition, with respect to the Funds, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Neither Fund is intended as a vehicle for trading in the commodity futures, commodity options or swaps markets.  The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund. In that case, the Adviser and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Futures and Options Transactions. The Funds may use futures and options contracts in any manner consistent with their investment objectives and as long as their use is consistent with relevant provisions of the 1940 Act. The Funds may use futures and options for speculative investment purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which a Fund invests. When investing for speculative purposes the Funds are attempting to enhance returns by gaining greater exposure to the movements of a particular stock, commodity or security index. A Fund will enter into a derivative contract (such as a futures or options contract) when it believes the value of the underlying asset is different from the value assigned by the party seeking insurance for the future value of the underlying asset. When investing for speculative purposes the Funds are looking to buy an asset in the future at a low price according to a derivative contract when the future market price is high, or to sell an asset in the future at a high price according to a derivative contract when the future market price is low. The Funds may also use derivatives for hedging purposes. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of a Fund’s portfolio securities. To the extent that there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit a Fund to retain its securities positions.

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The Funds may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Funds may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Funds may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, a Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

Each Fund may engage in the writing (selling) of covered call options with respect to the securities in its portfolio to supplement its income and enhance total returns. A Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole. The Funds will write only covered call options, that is, a Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if a Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if a Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. A Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides a Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce a Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

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Forward Contracts. A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed upon price at a future date that is individually negotiated and privately traded by traders and their customers.

Risks of Futures and Options. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing a Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if the investment manager is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its yield. The Funds’ current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange traded options.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Funds to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

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Stock Index Futures Characteristics and Risks. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by a Fund will be based upon, among other things, applicability to the Fund’s stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to the Fund’s positions.

Unlike when a Fund purchases or sells a security, no price is paid to or received by a Fund upon the purchase or sale of a futures contract. Instead, a Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g., U.S. Treasury bills) currently ranging from approximately 5% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which a Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making a Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If a Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

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Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

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Risks of Forward Foreign Currency Exchange Contracts.  Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. It is very difficult to precisely match the forward contract amounts and the value of the securities involved. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty to the transaction.

Leveraging Activities and Borrowing Money. When the Adviser believes that market conditions are appropriate, a Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as “leveraging.” When a Fund uses leverage, it is possible the Fund could lose more than the amount invested. Each Fund may “leverage” up to one-third of the value of its total assets, which includes the value of the borrowed assets. A Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in other assets when the Fund believes the return from the asset financed will be greater than the interest expense paid on the borrowing.

The risks of borrowing include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of a Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if a Fund had not borrowed money. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

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Commercial Paper.  Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

Illiquid Securities. The Funds typically will not purchase illiquid securities, but in the rare case that a Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of a Fund’s investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Repurchase Agreements. The Funds may purchase securities pursuant to repurchase agreements. A repurchase agreement is considered a type of loan. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Funds’ custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller. However, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

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Lending of Portfolio Securities. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Swap Agreements. The Market Neutral Fund may enter into interest rate, total return, equity and other swap agreements. To the extent the Market Neutral Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Market Neutral Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to gain exposure to certain markets in the most economical way possible.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

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Most types of swap agreements entered into by the Market Neutral Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because uncleared swap agreements are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund's limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Market Neutral Fund's interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a substitute for a portfolio investment the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. Many swaps are complex and often valued subjectively.

Swaps Regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

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The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading is occurring on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.

Equity Swaps. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Adviser believe that these transactions do not constitute senior securities under the Act.

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Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the swap transaction.

The Fund may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. With respect to currency swaps entered into on a net basis, the Fund will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or other liquid assets having a value equal to the excess. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the Investment Company Act of 1940, as amended (the “1940 Act”) and accordingly, the Adviser will not treat them as being subject to the Fund’s borrowing restrictions.

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The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if currency swaps were not used.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs and the swap provides for physical settlement, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap. Alternatively, if the swap provides for cash settlement, the seller must pay the buyer the difference between par value and the market value of the reference obligation following the credit event. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. Central clearing of certain swaps is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

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For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Risk of Potential Government Regulation of Swaps and Other Derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent a Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

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Investment Restrictions

Each Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. In addition, the Funds are subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of a Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of a Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Each Fund may not:

1.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.	Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

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Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of a Fund’s investments or in the net assets of a Fund will not constitute a violation of such percentage limitation. With respect to investment restriction 8, the Funds do not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar investments to be commodities.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The Adviser expects to engage in frequent portfolio transactions that will result in portfolio turnover that is significantly higher than that of most other mutual funds. The following table shows each Fund’s portfolio turnover rate for the previous three fiscal years:

Fund	Fiscal Year Ended Oct. 31, 2014	Fiscal Year Ended Oct. 31, 2013	Fiscal Year Ended Oct. 31, 2012
TFS Market Neutral Fund	669%	552%	607%
TFS Small Cap Fund	579%	601%	557%

CALCULATION OF NET ASSET VALUE

The net asset value (“NAV”) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate a Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the last bid and ask prices on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Option contracts are valued at the closing price as quoted on the exchanges on which they are primarily traded. If no closing price is readily available at the time of valuation, the option will be valued at the closing bid price for that day. Futures contracts that trade on exchanges that close at 4:00 p.m. Eastern time are valued at their closing price as quoted on their primary exchange. Futures contracts that trade on exchanges that close before 4:00 p.m. Eastern time are valued at their last sale price as of the close of regular trading on their primary exchange. Futures contracts that trade on exchanges that close after 4:00 p.m. Eastern time are valued at their last sale price on their primary exchange as of the close of the NYSE. If no closing price is readily available at the time of valuation, the futures contract will be valued at the closing bid price for that day as reported by the primary exchange. Prices for these futures contracts are monitored daily by the Adviser until 4:00 p.m. Eastern time to determine if fair valuation is required.

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When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. A Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

With respect to any portion of a Fund’s assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain in their prospectus the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the fair market value of its net assets.

The Funds may pay the proceeds of a redemption by making an in-kind distribution of securities, but have committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of a Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund. In this event, the securities would be valued in the same manner as a Fund’s net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

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SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, an exchange or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

Automatic Investment Plan and Direct Deposit Plans. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Your employer may offer a direct deposit plan which will allow you to have all or portion of your paycheck transferred automatically to purchase shares of the Funds. Please call 1-888-534-2001 for more information.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing a Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application or are available by calling the Transfer Agent. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Transfer Agent and the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon thirty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-534-2001, or by writing to:

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TFS Capital Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom (the “Independent Trustees”) are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust are not compensated by the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

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Name, Address and Age	Length Of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex Overseen by Trustee***
Interested Trustees:
*Larry S. Eiben 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1972	Since January 2004	Trustee	Owner of TFS Capital LLC	3
*Thomas Michael Frederick 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1972	Since June 2004	Trustee	Director of Business Development for TFS Capital LLC from July 2006 to present	3
Independent Trustees:
Mark J. Malone 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1966	Since June 2004	Trustee	Managing Director Institutional Equities of Guggenheim Securities, LLC since February 2015; Managing Director of Janney Capital Markets from December 2013 to February 2015; Managing Director of Lazard Capital Markets from March 2008 to December 2013	3
Brian O’Connell 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1959	Since June 2004	Trustee	Independent writer/author	3
Gregory R. Owens 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1966	Since October 2011	Trustee	Chief Financial Officer (CFO) and Financial Strategy Consultant with the Fahrenheit Group since March 2015; Vice President of Finance of Capital One Financial Corporation from February 1996 to March 2015	3
Executive Officers:
Eric S. Newman 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1974	Since January 2015	President	Owner, Co-Portfolio Manager and Chief Investment Officer of TFS Capital, LLC
Kevin Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1971	Since October 2011	Vice President	Owner and Co-Portfolio Manager of TFS Capital LLC
Richard Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1971	Since October 2011	Vice President	Owner and Co-Portfolio Manager of TFS Capital LLC
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2004	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since June 2004	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

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Wade R. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since June 2011	Secretary	Director of Administration of Ultimus Fund Solutions, LLC and Vice President Ultimus Fund Distributors, LLC
David D. Jones 442 Fleming Street, Suite 7 Key West, Florida 33040 Year of Birth: 1957	Since December 2007	Chief Compliance Officer	Managing Member of Drake Compliance, LLC

*	Larry S. Eiben and Thomas Michael Frederick, as affiliated persons of TFS Capital LLC, the Trust’s investment adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
**	None of the Trustees are directors of public companies.
***	The Fund Complex consists of the Funds and TFS Hedged Futures Fund.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the Trust and is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by Larry S. Eiben.  Mr. Eiben is a principal of the Adviser and an interested Trustee of the Funds.  Mr. Eiben has served as an interested Trustee since the Trust’s inception and has served in various leadership capacities at the Adviser since its formation in October of 1997.  Mr. Eiben participates with officers of the Adviser, the Trust’s service providers and independent legal counsel in setting the agenda for each Board meeting.  Mr. Eiben also presides at each Board meeting and serves with officers of the Adviser and other Trustees as the Board’s liaison with the various service providers. Mr. Eric S. Newman, President of the Trust, Chief Investment Officer of the Adviser and Co-Portfolio Manager to the Funds works closely with the Board regarding the Funds’ investment operations.  Mr. Newman provides quarterly updates on Fund performance which includes updates relating to the investment models used to manage the Funds’ assets.  Additional principals and employees of the Adviser participate in Board meetings from time to time to provide information regarding trading, distribution and operations.

The Board of Trustees has not appointed a lead “independent trustee.” It was determined by the Board that due to its size (five Trustees) and the size of the fund complex (three Funds), it is not necessary to appoint a lead “independent trustee.” The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Funds.

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            The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Messrs. Eiben and Newman, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management and legal counsel.

Board Committees. The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”). The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight. The members of the Audit Committee, the Nominating Committee and the QLCC are the three Independent Trustees: Gregory R. Owens, Mark J. Malone and Brian O’Connell. Mr. Owens serves as the Chairman of the Audit Committee and works closely with the Trust’s service providers and independent legal counsel in setting the agendas for the Audit Committee meetings. Mr. Owens presides at all meetings of the Audit Committee. The Audit Committee Chairman facilitates communications and coordination between the members of the Audit Committee and Trust management with respect to the matters overseen by the Audit Committee. Mr. Owens also serves as liaison between the Board and the Trust’s independent registered public accounting firm.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and results of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls. The Audit Committee met two times during the fiscal year ended October 31, 2014.

Nominating Committee. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee does not currently consider nominees recommended by shareholders. The Nominating Committee meets as necessary and did not meet during the fiscal year ended October 31, 2014.

Qualified Legal Compliance Committee. The QLCC is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, material breaches of fiduciary duty or similar material violations. The QLCC meets as necessary and did not meet during the fiscal year ended October 31, 2014.

Qualifications of the Trustees. The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. The Board has concluded, based on each Trustee’s experience, qualifications, attributes and skills, on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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•
Larry S. Eiben, an Owner of the Adviser, served as Chief Operating Officer from 1997 to July 1, 2014.  Mr. Eiben served as Co-Portfolio Manager of the Adviser from 1997 to February 28, 2015.  Mr. Eiben served as the Chief Compliance Officer of the Adviser from 1997 through May of 2012.  In addition, Mr. Eiben served as Co-Portfolio Manager of each Fund from their inception through February 28, 2015.  Mr. Eiben holds a B.S. degree in Commerce, with concentration in Finance, from the University of Virginia.  Mr. Eiben has served as Trustee of the Trust since 2004 and served as President of the Trust from inception through January 2015. The Board has concluded that Mr. Eiben is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

•	Thomas Michael Frederick has served as Director of Business Development for the Adviser since 2006. Prior to July 2006, Mr. Frederick served as Associate Director of Virginia Student Aid Foundation, a private fund raising organization. He holds a B.S. degree in Commerce from the University of Virginia. Mr. Frederick earned an MBA from the University of North Carolina at Chapel Hill. Mr. Frederick has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Frederick is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional business experience and his academic background.

•
Gregory R. Owens has served as a consultant for the Fahrenheit Group providing chief financial officer and financial strategy consulting services since March 2015. Mr. Owens served as Vice President of Finance, Capital One Financial Corporation (financial services firm), from February 1996 to March 2015. He holds a B.S. in Accounting from The Pennsylvania State University. Mr. Owens also holds a Professional Master of Banking from the Louisiana State University Graduate School of Banking and Masters of Business Administration from the University of Richmond. In addition, he is a Certified Public Accountant. Mr. Owens has been a Trustee of the Trust since October of 2011. The Board has concluded that Mr. Owens is suitable to serve as a Trustee because of his accounting, business and financial experience and his academic background.

•
Mark J. Malone has been Managing Director of Institutional Equities of Guggenheim Securities, LLC since February 2015. Mr. Malone served as Managing Director of Janney Capital Markets from December 2013 to February 2015. From March 2008 to December 2013, he was a Managing Director of Lazard Capital Markets. Mr. Malone holds a B.S. in Business Administration from the University of Richmond. He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Malone is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

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•	Brian O’Connell has been a freelance writer covering business news and trends in the financial, Internet and technology sectors since 1994. Prior to 1994 Mr. O’Connell was a senior writer and/or editor of several financial publications. From 1983 to 1989, Mr. O’Connell worked on the Philadelphia Stock Exchange and on the fixed income trading desk of the Delaware Funds as a bond trader. Mr. O’Connell has authored 10 books on various financial topics and has appeared as an expert commentator on business issues for networks such as CNN, Fox News, Bloomberg and other broadcast media outlets. Mr. O’Connell holds a B.A. degree in Journalism from the University of Massachusetts. He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. O’Connell is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and his professional investment and business experience and academic background.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, credit risk, liquidity risk, counter-party risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the Trust’s service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Committee structure. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Committees on a variety of matters, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities. The Board receives quarterly reports from the Trust on purchase and redemption activities in the Funds. In addition, in its annual review of each Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds overseen by the Board and the effectiveness of the Board’s committee structure.

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Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the complex overseen by the Trustee. Information is provided as of December 31, 2014.

Name of Trustee	Dollar Range of TFS Market Neutral Fund Shares Owned by Trustee	Dollar Range of TFS Small Cap Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex* Overseen by Trustee
Interested Trustees:
Larry S. Eiben	Over $100,000	None**	Over $100,000
Thomas Michael Frederick	Over $100,000	Over $100,000	Over $100,000
Independent Trustees:
Mark J. Malone	Over $100,000	$10,001 - $50,000	Over $100,000
Brian O’Connell	$1 - $10,000	$1 - $10,000	$1 - $10,000
Gregory R. Owens	None	$50,001 - $100,000	Over $100,000

*	The Fund Complex is comprised of the Funds and the TFS Hedged Futures Fund.
**	Mr. Eiben held a position in the Small Cap Fund in excess of $100,000 for the entire 2014 calendar year until it was sold shortly before December 31, 2014. He re-established a position in excess of $100,000 in the Small Cap Fund in January 2015.

As of February 2, 2015, the officers and the Trustees of the Trust, in the aggregate, owned of record and beneficially less than 1% of the outstanding shares of the Market Neutral Fund and owned of record and beneficially less than 1% of the outstanding shares of the Small Cap Fund.

Trustee Compensation. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual retainer of $20,000 payable in quarterly installments; a fee of $7,500 for attending an in-person meeting; a fee of $2,500 for attending a telephone meeting; and $1,500 for attending a special meeting of the Board held by telephone; plus reimbursement of travel and other expenses incurred in attending meetings. The Chairman of the Audit Committee received an additional fee of $1,000 for each Audit Committee meeting attended. The following table provides the compensation paid to each of the Trustees during the fiscal year ended October 31, 2014:

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Trustee	Aggregate Compensation Paid for Service to the Market Neutral Fund	Aggregate Compensation Paid for Service to the Small Cap Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Trust and Fund Complex*
Larry S. Eiben	$0	$0	N/A	N/A	$ 0
Thomas Michael Frederick	$0	$0	N/A	N/A	$ 0
Mark J. Malone	$12,583	$12,583	N/A	N/A	$37,750
Brian O’Connell	$12,583	$12,583	N/A	N/A	$37,750
Gregory R. Owens	$13,250	$13,250	N/A	N/A	$39,750

*	The Trust is comprised of three series, including the Funds, which constitutes the “Fund Complex.” Total compensation for service to the Funds and Fund Complex represents the aggregate compensation paid by the Funds and by TFS Hedged Futures Fund, the other series of the Trust.

INVESTMENT ADVISER

TFS Capital LLC (the "Adviser"), 10 North High Street, Suite 500, West Chester, Pennsylvania 19380, is a registered investment adviser founded in 1997 and serves as investment adviser to each Fund. Subject to the investment objectives and policies approved by the Trustees of the Trust, the Adviser manages each Fund’s portfolio and makes all investment decisions for the Funds, and continuously reviews, supervises and administers the Funds’ investment programs. Each Fund’s Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Effective January 1, 2014, the Market Neutral Fund pays the Adviser an investment advisory fee computed at the annual rate of 1.65% of its average daily net assets. Prior to January 1, 2014, the Market Neutral Fund paid the Adviser an investment advisory fee based upon the annual rates of 2.25% of the first $1.75 billion of average daily net assets of the Fund and 2.15% of such assets over $1.75 billion. The following table provides compensation payable to the Adviser by the TFS Market Neutral Fund, advisory fee reductions, advisory fees recouped and advisory fees received by the Adviser during each of the last three fiscal years.

Fiscal Year Ended	Advisory Fees Accrued by TFS Market Neutral Fund	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped	Advisory Fees Received by the Adviser
October 31, 2014	$19,712,980	$205,839	N/A	$19,507,141
October 31, 2013	$40,425,505	N/A	N/A	$40,425,505
October 31, 2012	$38,994,424	N/A	N/A	$38,994,424

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Effective January 1, 2014 the TFS Small Cap Fund pays the Adviser an investment advisory fee computed at the annual rate of 1.15% of its daily net assets. Prior to January 1, 2014 the TFS Small Cap Fund paid the Adviser an investment advisory fee computed at the annual rate of 1.25% of its average daily net assets. The following table provides compensation payable to the Adviser by the TFS Small Cap Fund, advisory fee reductions by the Adviser and advisory fees received by the Adviser during each of the last three fiscal years.

Fiscal Year Ended	Advisory Fees Accrued by TFS Small Cap Fund*	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped	Advisory Fees Received by the Adviser
October 31, 2014	$1,069,865	$77,861	$9,303	$992,004
October 31, 2013	$769,199	$ 33,364	N/A	$735,835
October 31, 2012	$620,520	$100,740	N/A	$519,780

*	Includes Advisory Fees recouped.

Effective January 1, 2014, the Adviser has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb the Funds’ expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.90% of average daily net assets for the TFS Market Neutral Fund and 1.50% of average daily net assets for the TFS Small Cap Fund. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are a Fund’s obligation, are subject to repayment by such Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the 1.90% limit for the TFS Market Neutral Fund and 1.50% limit for the TFS Small Cap Fund, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of a Fund. Prior to January 1, 2014, the Adviser had agreed to reduce its investment advisory fees and to absorb the Funds’ expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses) to 2.50% of average daily net assets for the TFS Market Neutral Fund and 1.75% of average daily net assets for the TFS Small Cap Fund. As of October 31, 2014, the Adviser may recapture the following amounts no later than the dates as stated below:

	October 31, 2015	October 31, 2016	October 31, 2018
TFS Market Neutral Fund	N/A	N/A	$205,839
TFS Small Cap Fund	$100,740	$33,364	$ 77,861

The Adviser may, from time to time, make payments to financial intermediaries for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Fund shareholders whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). These payments are made directly from the Adviser’s resources and are not reimbursed by the Funds.

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Portfolio Management Committee

Other Accounts Managed (as of October 31, 2014)

The members of the Portfolio Management Committee are collectively responsible for the day-to-day management of other advisory accounts, as indicated in the following table. The TFS Hedged Futures Fund is included in the table that follows under the section, Registered Investment Companies.

Name of Portfolio Management Committee Member	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Advisory Fee Based on Performance	Total Assets of Other Accounts with Advisory Fee Based on Performance
Kevin J. Gates	Registered Investment Companies:	1	$32.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0
Richard J. Gates	Registered Investment Companies:	1	$32.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0
Eric Newman	Registered Investment Companies:	1	$32.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0
Dr. Yan Liu	Registered Investment Companies:	1	$32.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0
David S. Hall	Registered Investment Companies:	1	$32.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interest

Compensation structures for the Adviser may vary between clients. Two private investment funds managed by the Adviser pay performance-based fees, whereas the Funds do not. Performance-based fees are generally considered to present a conflict of interest in that the Adviser may be inclined to allocate better performing trades to clients paying performance-based fees in order to realize greater compensation. To avoid this issue, the Adviser has developed trading procedures to mitigate the potential for abuse. Specifically, the Adviser averages the execution price of a given security if the security is traded across multiple clients in a given day. Also, the Adviser allocates limited investment opportunities to clients’ pro-rata according to each client’s order size.

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Compensation

The Adviser uses a team approach in the management of all its client accounts, including the Funds. Compensation to the members of the Portfolio Management Committee is derived primarily by the profits of the Adviser. As such, performance and asset levels of the Funds will directly affect the profits of the Adviser. No Committee member is compensated directly based upon the asset levels of the Funds.

Messrs. Gates, Gates and Newman are managing members of the Adviser. Each receives a fixed salary, adjusted annually, and any pass-through income or loss from the Adviser’s business. Salary levels are established annually based upon industry data for individuals providing similar services.

Dr. Liu and Mr. Hall are each compensated based upon the profits of the Adviser.

The Adviser also maintains a profit sharing plan, with discretionary annual contributions to all eligible employees.

Ownership of Fund Shares

The following table indicates the dollar range of securities of the Funds beneficially owned by the members of the Portfolio Management Committee as of October 31, 2014:

Name of Portfolio Management Committee Member	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Kevin J. Gates	TFS Market Neutral Fund TFS Small Cap Fund	Over $1,000,000 Over $1,000,000
Richard J. Gates	TFS Market Neutral Fund TFS Small Cap Fund	Over $1,000,000 Over $1,000,000
Eric S. Newman	TFS Market Neutral Fund TFS Small Cap Fund	Over $1,000,000 $100,001 – $500,000
Dr. Yan Liu	TFS Market Neutral Fund TFS Small Cap Fund	$100,001 - $500,000 $50,001-$100,000
*David S. Hall	TFS Market Neutral Fund TFS Small Cap Fund	$10,001 – $50,000 $10,001 – $50,000

*	Mr. Hall was not a member of the Portfolio Management Committee as of October 31, 2014. His ownership information is provided as of February 28, 2015.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Funds and which brokers will execute the Funds’ portfolio transactions.

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Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

While the Adviser generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for each Fund are made independently from those made for other accounts managed by the Adviser. Any other managed account may also invest in the securities in which a Fund invests. When a purchase or sale of the same security is on the same day on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser is to average the execution price of a given security. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The following table reflects the aggregate brokerage commissions paid by each Fund during each of the last three fiscal years:

Fiscal Year Ended	TFS Market Neutral Fund	TFS Small Cap Fund
October 31, 2014	$2,836,977	$81,679
October 31, 2013	$4,043,400	$73,169
October 31, 2012	$4,930,647	$73,385

The aggregate dollar amount of brokerage commissions paid by the Market Neutral Fund for the fiscal year ended October 31, 2014 was lower than the aggregate brokerage commissions paid for the fiscal years ended October 31, 2013 and October 31, 2012 due to a reduction in the net assets of the Fund.

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OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Funds’ shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Funds’ proxy materials and oversees the tabulation of proxies;

--	determines the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds’ custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns;

--	assists in monitoring compliance of each Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share; calculation of the dividend and capital gain distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds.

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As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for each of the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For its services as Administrator, each Fund pays Ultimus an administration fee, calculated daily and paid monthly, based on the average daily net assets of the Fund, subject to a monthly minimum fee. For services as Fund Accountant, each Fund pays Ultimus a minimum monthly fund accounting fee, plus a fee based on the Fund’s average daily net assets. The Funds also pay a transaction fee for portfolio trades that exceed the contracted monthly portfolio trade limit. For services as Transfer Agent, each Fund pays Ultimus an annual per account fee, subject to a monthly minimum fee.

The following table reflects the fees paid to Ultimus by the Funds during each of the last three fiscal years:

TFS Market Neutral Fund
Fiscal Year Ended	Administration Fees	Fund Accounting Fees	Transfer Agent Fees
October 31, 2014	$ 674,688	$751,817	$245,789
October 31, 2013	$1,025,165	$606,473	$328,110
October 31, 2012	$ 994,271	$601,602	$333,726

TFS Small Cap Fund
Fiscal Year Ended	Administration Fees	Fund Accounting Fees	Transfer Agent Fees
October 31, 2014	$68,279	$58,168	$46,652
October 31, 2013	$60,015	$43,955	$32,811
October 31, 2012	$60,000	$40,169	$34,900

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

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Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Trust’s principal underwriter and the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Custodian

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as custodian to the Trust pursuant to a Custody Agreement. UMB Bank's responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 1900 Scripps Center, 312 Walnut St Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Funds for the fiscal year ending October 31, 2015.
Trust Counsel

The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Independent Trustees.

Compliance Consultant

The Trust has entered into a Compliance Consulting Agreement with Drake Compliance, LLC (“Drake”). Drake provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust. In addition, a principal of Drake serves as the Trust’s Chief Compliance Officer. For these services, Drake receives a monthly compliance fee from the Trust and is reimbursed for certain out-of-pocket expenses, including postage and supplies and travel expenses. These fees are allocated such that 50% of the Trust’s monthly fee is split evenly between each series of the Trust and the remaining 50% of the fee is allocated based on each series relative net assets. For the last three fiscal years Drake received the following fees from the Funds:

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	TFS Market Neutral Fund	TFS Small Cap Fund
October 31, 2014	$37,619	$12,528
October 31, 2013	$40,171	$11,714
October 31, 2012	$40,266	$12,151

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 9, 2004. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of a Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Agreement and Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

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Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds’ planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policy of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-534-2001, or on the SEC’s website at http:// www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

•	Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

•	Each Fund’s ten largest equity holdings as of the end of each month is included as part of a Fund Summary which is posted at www.tfscapital.com. The Fund Summary is typically posted to the website within 15 days of the end of each month. The website is open to the general public.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to three different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer (“CCO”) of the Trust. The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. In each instance where portfolio information is disclosed to these organizations, a minimum 60-day lag exists.

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Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, security description, shares/par
Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Lipper has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 60-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

The Board of Trustees, in consultation with the CCO, has concluded that providing non-public portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

•	The Funds provide portfolio information to certain mutual fund supermarkets and/or distribution platforms. These organizations make the Funds available to their clients. Each disclosure arrangement has been approved by the CCO of the Funds. The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. In each instance where portfolio information is disclosed to these organizations, a minimum 60-day lag exists.

•	The Funds may disclose holdings information to an issuer in which a Fund invests, upon written request, in connection with such issuer's compliance with tax or other regulatory requirements, provided that such disclosure may only be provided on a 60- day lag and only to the extent necessary to meet the relevant tax or other regulatory requirement.

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•	These policies relating to disclosure of the Funds’ portfolio securities does not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, which are the Funds’ administrator, distributor, custodian, legal counsel, auditor, pricing services, financial printers/typesetters and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by a Fund that is made on the same basis to all shareholders of the Fund.

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Printers/Typesetters	Twice a year, during printing of semi-annual and annual financial reports	Ethical
Proxy Voting Service	No direct access – receive proxies directly from custodian	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Broker/dealers through which a Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

The Board of Trustees has determined that the Funds and their shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Funds and the party do not exist.

•	The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to adversely affect the Funds or any shareholder of the Funds.

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•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

•	The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

Principal Holders of Fund Shares

As of February 2, 2015, the following persons owned of record 5% or more of the outstanding shares of the Funds:

TFS Market Neutral Fund
Investor Name and Address	Number of Shares	% of Fund Shares	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104	11,513,615.875	25.03%	Record
National Financial Services LLC FEBO U.S. Bank, N.A. Milwaukee, Wisconsin 53212	6,743,264.218	14.66%	Record

TFS Small Cap Fund
Investor Name and Address	Number of Shares	% of Fund Shares	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104	2,121,919.775	27.84%	Record

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ADDITIONAL TAX INFORMATION

Each Fund has qualified and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

To qualify as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. There is no limitation on the number of years to which capital losses may be carried.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

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Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by each Fund that are attributable to certain dividends received from domestic corporations will qualify for the dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

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Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”. A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.

In response to this federal law, the Funds chose “average cost”, which is the mutual fund industry standard, as the Funds default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

CALCULATION OF PERFORMANCE DATA

From time to time performance information for the Funds showing their average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total returns of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

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Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such waiver.

Calculation of Average Annual Total Return

Average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

The table below shows each Fund’s average annual total returns for periods ended October 31, 2014:

	TFS Market Neutral Fund (Inception 9/7/2004)	TFS Small Cap Fund (Inception 3/7/2006)
1 Year	-0.50%	9.50%
5 Years	4.01%	19.48%
10 Years	6.55%	N/A
Since Inception	6.74%	12.03%

Each Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Other Quotations of Total Return

The Funds may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of a Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Barclays Capital, Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Funds (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

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Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The audited financial statements of the Funds, including the Funds’ portfolio schedules, for the year ended October 31, 2014 and the report thereon of Ernst & Young LLP, the Trust’s independent registered public accounting firm, included in the 2014 Annual Report of the Funds, are incorporated herein by reference. An investor may obtain a copy of the Annual Report without charge by writing to the Trust at the address on the cover of this SAI or calling 888-534-2001. The Annual Report is also available for download at the Funds’ website (www.tfscapital.com) or at www.sec.gov.

49

APPENDIX A

TFS Capital LLC
Proxy Voting Policy

Originally Adopted June 30, 2007
Amended and Restated March 31, 2013

Purpose. The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC (“TFS”) has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund and the TFS Small Cap Fund (the “Funds”).

This Proxy Voting Policy (the “Policy”) is designed to ensure that TFS and the Funds comply with the requirements under federal securities laws. Proxy voting will be performed in an effort to act in the best interests of TFS’s clients including, without limitation, the Funds.

Definition of a Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Materiality Threshold (applies to all clients except the Funds). TFS may, but is not obligated to, abstain from voting proxies if the proxy vote pertains to a security that represents less than or equal to 5% of a given client’s overall assets under TFS’s discretionary control. TFS believes the use of a materiality threshold is in the best interest of its clients because it will enable TFS to use discretion and potentially avoid devoting its limited resources to researching issues relevant to proxy votes that are unlikely to have a material impact on a given client’s account. A major consideration in developing this policy is the fact that equity shares in accounts for which TFS serves as portfolio manager are generally held for very short periods of time before portfolios are reallocated. The frequent reallocation and corresponding portfolio turnover further minimizes the chance that proxy votes will have a material impact for a given client. TFS may also, as deemed appropriate, engage a third-party to vote on behalf of clients.

TFS is not obligated to vote proxies on securities which the Funds have sold prior to receipt of the proxy materials. TFS does not believe it is in the Funds’ best interest to dedicate resources to researching proxy issues when the Funds no longer hold the position and may never re-purchase the security.

Proxy Voting for Mutual Fund Clients

TFS has decided that all proxies received on behalf of the Funds, regardless of the size of the Funds’ position, should be voted on. TFS may delegate this authority to an outside firm that specializes in voting proxies. Pursuant to this authority, TFS has delegated Glass, Lewis & Co., LLC (“GL”) to vote proxies on behalf of the Funds. GL votes proxies in accordance with its default “pro-shareholder” policy that is subject to ongoing update and enhancement. TFS has the ability to use its discretion to deviate from the default policy and may do so if it deems that a change will be in the best interest of shareholders.

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Summary of the Glass Lewis Voting Policy and Analysis Methodology

•	Voting recommendations are supported by a team of highly-educated multi-disciplinary research analysts with degrees in accounting, business, finance, law and other relevant areas;
•	The research is fully independent and objective (i.e., GL is not in the business of providing consulting services to public companies and can therefore focus solely on the best interests of investors);
•	The focus of the research is the economic and financial consequences of voting with the goal of improving medium to long-term value and mitigating risk;
•	The approach is to look at each company individually and determine what is in the best interests of the shareholders of each particular company;
•	Research on proxies covers more than just corporate governance; GL analyzes company financials, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The complete Glass Lewis Proxy Voting Policy is available upon request.

Monitoring and Resolving Conflicts of Interest

TFS is responsible for monitoring and resolving possible material conflicts between the interests of TFS and those of its clients with respect to proxy voting. As such, TFS performs periodic reviews, as deemed necessary, to ensure that its proxy voting is not influenced by interests other than those of its clients. Because TFS’s voting guidelines with respect to Fund clients are the default “pro shareholder” guidelines from GL, an independent third party, application of the TFS guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, TFS will review the GL policy annually to determine whether the voting rationale appears reasonable. With respect to personal conflicts of interest, TFS’s Code of Ethics requires all employees to avoid placing themselves in situations where their interests may conflict with those of its clients and restricts their ability to engage in certain outside business activities. Issues related to possible conflicts of interest are referred to the Chief Compliance Officer of the Funds.

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TFS HEDGED FUTURES FUND
(TFSHX)

Investment Portfolio of

TFS CAPITAL INVESTMENT TRUST

Statement of Additional Information

March 1, 2015
Amended April 22, 2015

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Hedged Futures Fund dated March 1, 2015, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.

TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	24
SPECIAL SHAREHOLDER SERVICES	25
MANAGEMENT OF THE TRUST	26
INVESTMENT ADVISER	33
PORTFOLIO TRANSACTIONS	36
OTHER SERVICE PROVIDERS	37
GENERAL INFORMATION	40
ADDITIONAL TAX INFORMATION	44
CALCULATION OF PERFORMANCE DATA	51
FINANCIAL STATEMENTS	54
APPENDIX A (PROXY VOTING POLICY)	55

STATEMENT OF ADDITIONAL INFORMATION

TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers three investment portfolios, TFS Hedged Futures Fund, TFS Market Neutral Fund and TFS Small Cap Fund. This SAI applies to the TFS Hedged Futures Fund (the “Fund”), which is classified as a non-diversified fund. The Trust was organized and the Agreement and Declaration of Trust was filed with the State of Ohio on February 9, 2004.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Additional Information on Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

Equity Securities. The Fund may invest in common stocks, as well as preferred stock and securities convertible into common stock (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. TFS Capital LLC (the "Adviser") intends to invest the assets of the Fund only in preferred stocks or convertible debentures rated A or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”). The Fund anticipates its exposure to equity securities will be primarily through derivative instruments. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Investment Company Securities. The Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund. To satisfy the Fund’s collateral requirements it may invest a significant portion of its assets in money market funds. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in other investment companies. When the Fund is taking a “temporary defensive position,” the Fund may invest without limitation in money market funds.

Exchange-Traded Funds. The Fund, subject to its investment strategies and policies, and subject to the limitations on investments in other investment companies discussed above, may purchase exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Short Selling of Securities. The Fund may engage in short selling of securities as part of its investment strategies. The Fund’s Prospectus contains detailed information regarding its use of short selling as part of its investment strategy. The discussion that follows provides additional information regarding short selling of securities.

In a short sale of securities, the Fund sells security which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may engage in short sales against the box for investment purposes. The Fund may also make a short sale against the box as a hedge, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

U.S. Government Securities. The Fund may invest its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates and Overseas Private Investment Corporation bonds, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Federal Financing Corporation, Small Business Administration and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares. The Fund expects to invest in U.S. Government Securities as a means to satisfy the various collateral requirements required by its other types of investments.

Foreign Securities. The Fund may invest in foreign securities, including securities from emerging markets, if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered by the Adviser in selecting foreign securities as with domestic securities. Foreign securities investment presents special risks and considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Each risk set forth in this section may be increased when the Fund is investing in emerging markets as discussed below.

Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investment in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

The Fund may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluation relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Foreign Exchange Risk and Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by governments or central banks, or the failure to intervene, or by currency controls or political developments. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. It is very difficult to precisely match the forward contract amounts and the value of the securities involved. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty to the transaction.

Commodities. The Fund may purchase or sell securities or other instruments that provide exposure to commodities. The Fund’s investments in commodities-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

The Fund may focus its commodity-linked investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent the Fund focuses its investments in a particular sector of the commodities market, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

Forwards, Futures and Options.  As discussed in the Prospectus, the Fund expects to engage in certain transactions in forwards, options and futures contracts.  The Fund may purchase and sell U.S. or foreign futures contracts, put and call options, and options on securities, futures contracts, stock indices and currencies. The discussion below provides additional information regarding the use of these instruments.

OTC derivative instruments (e.g. futures, options, forwards and swaps) involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to the Fund.

Regulatory Matters.  The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in forwards, futures and options currently imposed by the provisions of the 1940 Act.

The Adviser is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this SAI.

Forward Contracts.  A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed upon price at a future date that is individually negotiated and privately traded by traders and their customers.

Futures and Options Transactions.  The Fund may use futures and options contracts in any manner consistent with the Fund’s investment objective and as long as the use is consistent with relevant provisions of the 1940 Act.  The Fund may use futures and options for speculative investment purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which the Fund invests.  When investing for speculative purposes the Fund is attempting to enhance returns by gaining greater exposure to the movements of a particular stock, commodity, security index or currency.  The Fund will enter into a derivative contract (such as a futures contract) when it believes the value of the underlying asset is different from the value assigned by the party seeking insurance for the future value of the underlying asset.  When investing for speculative purposes the Fund is looking to buy an asset in the future at a low price according to a derivative contract when the future market price is high, or to sell an asset in the future at a high price according to a derivative contract when the future market price is low.  The Fund may also use derivatives for hedging purposes.  For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities.  To the extent that there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. The Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund sells futures to hedge the Fund’s portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

With respect to futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, the Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the price of futures and the price of the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund will continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Risks of Stock Index Futures. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, applicability to the Fund’s stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to the Fund’s positions.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g., U.S. Treasury bills) currently ranging from approximately 5% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. Also, liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery and, to the extent participants decide to make or take delivery, liquidity in futures market could be reduced, thus producing further price distortions. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Risks of Forward Foreign Currency Exchange Contracts.  Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. It is very difficult to precisely match the forward contract amounts and the value of the securities involved. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty to the transaction.

Leveraging Activities and Borrowing Money. When the Adviser believes that market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as “leveraging.” When the Fund uses leverage, it is possible the Fund could lose more than the amount invested. The Fund may “leverage” up to one-third of the value of its total assets, which includes the value of the borrowed assets. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in other assets when the Fund believes the return from such assets financed will be greater than the interest expense and other associated costs paid on the borrowing.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the Fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of the Fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of the Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

Illiquid Securities. The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The Adviser will monitor the liquidity of the Fund’s investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Repurchase Agreements. The Fund may purchase securities pursuant to repurchase agreements. A repurchase agreement is considered a type of loan. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Swap Agreements. The Fund may enter into interest rate, total return, equity and other swap agreements. To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to gain exposure to certain markets in the most economical way possible.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

Most types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because uncleared swap agreements are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, such swap agreements may be considered to be illiquid and subject to the Fund's limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a substitute for a portfolio investment the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. Many swaps are complex and often valued subjectively.

Swaps Regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading is occurring on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.

Equity Swaps. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Adviser believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the swap transaction.

The Fund may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. With respect to currency swaps entered into on a net basis, the Fund will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or other liquid assets having a value equal to the excess. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the Investment Company Act of 1940, as amended and accordingly, the Adviser will not treat them as being subject to the Fund’s borrowing restrictions.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if currency swaps were not used.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs and the swap provides for physical settlement, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap. Alternatively, if the swap provides for cash settlement, the seller must pay the buyer the difference between par value and the market value of the reference obligation following the credit event. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. Central clearing of certain swaps is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Structured Notes. Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. See “Investment Company Securities” above. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily (long and short) in commodity-linked financial instruments. Such commodity-linked financial instruments may include commodity futures, options, and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act and other investments. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.

For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Ltd., P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Grand Cayman, Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors consisting of one director.

Risk of Potential Government Regulation of Swaps and Other Derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent a the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Investment Restrictions

The Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. In addition, the Fund (and the Subsidiary)is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

For purposes of this policy, the Fund will use the Standard Industrial Classification codes for industry classifications.

2. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

3. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

4. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

5. Purchase securities of companies for the purpose of exercising control.

6. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

7. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. The Fund does not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 2 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation. The investment limitations will be applied to the total assets of the Fund, disregarding the separate legal existence of the Subsidiary.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders.

The Fund expects to invest a significant percentage of its assets in derivative instruments and instruments with maturities of one year or less. These instruments, based on industry practice, are not included in the calculation of the Fund’s portfolio turnover rate and if these instruments were included in the calculation, the Fund would have a high turnover rate. For the fiscal periods ended October 31, 2012, 2013 and 2014, the Fund’s annualized portfolio turnover rate was 0%. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (typically greater than 500%).

CALCULATION OF NET ASSET VALUE

The net asset value (“NAV”) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean between the last bid and ask prices on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Option contracts are valued at the closing price as quoted on the exchanges on which they are primarily traded. If no closing price is readily available at the time of valuation, the option will be valued at the closing bid price for that day. Futures contracts that trade on exchanges that close at 4:00 p.m. Eastern time are valued at their closing price as quoted on their primary exchange. Futures contracts that trade on exchanges that close before 4:00 p.m. Eastern time are valued at their last sale price as of the close of regular trading on their primary exchange. Futures contracts that trade on exchanges that close after 4:00 p.m. Eastern time are valued at their last sale price on their primary exchange as of the close of the NYSE. If no closing price is readily available at the time of valuation, the futures contract will be valued at the closing bid price for that day as reported by the primary exchange. Prices for these futures contracts are monitored daily by the Adviser until 4:00 p.m. Eastern time to determine if fair valuation is required. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by an independent pricing agent of the NYSE close each day. Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms underlying contracts and market data inputs received from third parties.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

With respect to any portion of the Fund’s assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain in their prospectus the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis and are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form. Shares of the Fund may be exchanged for shares of other mutual funds managed by the Adviser. Shareholders may exchange their Fund shares for shares of the TFS Market Neutral Fund and/or the TFS Small Cap Fund.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund. In this event, the securities would be valued in the same manner as a Fund’s net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, an exchange or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

Automatic Investment Plan and Direct Deposit Plans. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Your employer may offer a direct deposit plan which will allow you to have all or portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 1-888-534-2001 for more information.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application or are available by calling the Transfer Agent. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Transfer Agent and the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-534-2001, or by writing to:

TFS Capital Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom (the “Independent Trustees”) are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust are not compensated by the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex Overseen by Trustee***
Interested Trustees:
*Larry S. Eiben 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1972	Since January 2004	Trustee	Owner of TFS Capital LLC	3
*Thomas Michael Frederick 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1972	Since June 2004	Trustee	Director of Business Development for TFS Capital LLC	3
Independent Trustees:
Gregory R. Owens 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1966	Since October 2011	Trustee	Chief Financial Officer (CFO) and Financial Strategy Consultant with the Fahrenheit Group since March 2015; Vice President of Finance – Capital One Financial Corporation from February 1996 to March 2015	3
Mark J. Malone 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1966	Since June 2004	Trustee	Managing Director Institutional Equities of Guggenheim Securities, LLC since February 2015; Managing Director of Janney Capital Markets from December 2013 to February 2015; Managing Director of Lazard Capital Markets from March 2008 to December 2013.	3
Brian O’Connell 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1959	Since June 2004	Trustee	Independent writer/author	3
Executive Officers:
Eric S. Newman 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1974	Since January 2015	President	Owner, Co-Portfolio Manager and Chief Investment Officer of TFS Capital, LLC
Kevin Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1971	Since October 2011	Vice President	Owner and Co-Portfolio Manager of TFS Capital LLC
Richard Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1971	Since October 2011	Vice President	Owner and Co-Portfolio Manager of TFS Capital LLC
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2004	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since June 2004	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Wade R. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since June 2011	Secretary	Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC
David D. Jones 442 Fleming Street, Suite 7 Key West, Florida 33040 Year of Birth: 1957	Since December 2007	Chief Compliance Officer	Managing Member of Drake Compliance, LLC

*
Larry S. Eiben and Thomas Michael Frederick, as affiliated persons of TFS Capital LLC, the Trust’s investment adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	None of the Trustees are directors of public companies.
***	The Fund Complex consists of the Fund, TFS Market Neutral Fund and TFS Small Cap Fund.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the Trust and is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by Larry S. Eiben.  Mr. Eiben is a principal of the Adviser and an interested Trustee of the Funds.  Mr. Eiben has served as an interested Trustee since the Trust’s inception and has served in various leadership capacities at the Adviser since its formation in October of 1997.  Mr. Eiben participates with officers of the Adviser, the Trust’s service providers and independent legal counsel in setting the agenda for each Board meeting.  Mr. Eiben also presides at each Board meeting and serves with officers of the Adviser and other Trustees as the Board’s liaison with the various service providers. Mr. Eric S. Newman, President of the Trust, Chief Investment Officer of the Adviser and Co-Portfolio Manager to the Funds works closely with the Board regarding the Funds’ investment operations.  Mr. Newman provides quarterly updates on Fund performance which include updates relating to the investment models used to manage the Funds’ assets.  Additional principals and employees of the Adviser participate in Board meetings from time to time to provide information regarding trading, distribution and operations.
The Board of Trustees has not appointed a lead “independent trustee.” It was determined by the Board that due to its size (five Trustees) and the size of the fund complex (three Funds), it is not necessary to appoint a lead “independent trustee.” The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Funds.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Messrs. Eiben and Newman, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management and legal counsel.

Board Committees. The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”). The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight. The members of the Audit Committee, the Nominating Committee and the QLCC are the three Independent Trustees: Gregory R. Owens, Mark J. Malone and Brian O’Connell. Mr. Owens serves as the Chairman of the Audit Committee and works closely with the Trust’s service providers and independent legal counsel in setting the agendas for the Audit Committee meetings. Mr. Owens presides at all meetings of the Audit Committee. The Audit Committee Chairman facilitates communications and coordination between the members of the Audit Committee and Trust management with respect to the matters overseen by the Audit Committee. Mr. Owens also serves as liaison between the Board and the Trust’s independent registered public accounting firm.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and results of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls. The Audit Committee met two times during the fiscal year ended October 31, 2014.

Nominating Committee. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee does not currently consider nominees recommended by shareholders. The Nominating Committee meets as necessary and did not meet during the fiscal year ended October 31, 2014.

Qualified Legal Compliance Committee. The QLCC is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, material breaches of fiduciary duty or similar material violations. The QLCC meets as necessary and did not meet during the fiscal year ended October 31, 2014.

Qualifications of the Trustees. The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. The Board has concluded, based on each Trustee’s experience, qualifications, attributes and skills, on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

•
Larry S. Eiben, an Owner of the Adviser, served as Chief Operating Officer from 1997 to July 1, 2014.  Mr. Eiben served as Co-Portfolio Manager of the Adviser from 1997 to February 28, 2015.  Mr. Eiben served as Chief Compliance Officer of the Adviser from 1997 through May 2012.  In addition, Mr. Eiben served as Co-Portfolio Manager of the Fund from its inception through February 28, 2015.  Mr. Eiben holds a B.S. degree in Commerce, with concentration in Finance, from the University of Virginia.  Mr. Eiben has served as Trustee of the Trust since 2004 and served as President of the Trust from inception through January 2015. The Board has concluded that Mr. Eiben is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

•	Thomas Michael Frederick has served as Director of Business Development for the Adviser since 2006. Prior to July 2006, Mr. Frederick served as Associate Director of Virginia Student Aid Foundation, a private fund raising organization. He holds a B.S. degree in Commerce from the University of Virginia. Mr. Frederick earned an MBA from the University of North Carolina at Chapel Hill. Mr. Frederick has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Frederick is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional business experience and his academic background.

•
Gregory R. Owens has served as a consultant for the Fahrenheit Group providing chief financial officer and financial strategy consulting services since March 2015.  Mr. Owens served as Vice President of Finance Capital One Financial Corporation (financial services firm) from February 1996 to March 2015.  He holds a B.S. in Accounting from The Pennsylvania State University.  Mr. Owens also holds a Professional Master of Banking from the Louisiana State University Graduate School of Banking and Masters of Business Administration from the University of Richmond.  In addition, he is a Certified Public Accountant.  Mr. Owens has been a Trustee of the Trust since October of 2011.  The Board has concluded that Mr. Owens is suitable to serve as a Trustee because of his accounting, business and financial experience and his academic background.

•
Mark J. Malone has been Managing Director of Institutional Equities of Guggenheim Securities, LLC since February 2015.  Mr. Malone served as Managing Director of Janney Capital Markets from December 2013 to February 2015.  From March 2008 to December 2013, he was a Managing Director of Lazard Capital Markets since March 2008.  From April 2006 to March 2008, he served as Managing Director of Institutional Sales of Morgan Keegan & Company, Inc.  Mr. Malone holds a B.S. in Business Administration from the University of Richmond.  He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Malone is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

•	Brian O’Connell has been a freelance writer covering business news and trends in the financial, Internet and technology sectors since 1994. Prior to 1994 Mr. O’Connell was a senior writer and/or editor of several financial publications. From 1983 to 1989, Mr. O’Connell worked on the Philadelphia Stock Exchange and on the fixed income trading desk of the Delaware Funds as a bond trader. Mr. O’Connell has authored 10 books on various financial topics and has appeared as an expert commentator on business issues for networks such as CNN, Fox News, Bloomberg and other broadcast media outlets. Mr. O’Connell holds a B.A. degree in Journalism from the University of Massachusetts. He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. O’Connell is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and his professional investment and business experience and academic background.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, credit risk, liquidity risk, counter-party risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the Trust’s service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Committee structure. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Committees on a variety of matters, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities. The Board also receives quarterly reports on purchases and redemptions of Fund shares. In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds overseen by the Board and the effectiveness of the Board’s committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all Funds within the complex overseen by the Trustee. Information is provided as of December 31, 2014.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee*
Interested Trustees:
Larry S. Eiben**	None	Over $100,000
Thomas Michael Frederick	Over $100,000	Over $100,000
Independent Trustees:
Mark J. Malone	$10,000 - $50,000	Over $100,000
Gregory R. Owens	$50,001 - $100,000	Over $100,000
Brian O’Connell	$1 - $10,000	$1 - $10,000

*	The Fund Complex is comprised of the Fund and the TFS Market Neutral Fund and the TFS Small Cap Fund.
**
Mr. Eiben held a position in the Fund in excess of $100,000 for the entire 2014 calendar year until it was sold shortly before December 31, 2014.  He re-established a position in excess of $100,000 in the Fund in January of 2015.

As of February 2, 2015, the officers and the Trustees of the Trust, in the aggregate, owned of record and beneficially 13.47% of the outstanding shares of the Fund.

Trustee Compensation. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual retainer of $20,000 payable in quarterly installments; a fee of $7,500 for attending an in-person meeting; a fee of $2,500 for attending a telephone meeting; and $1,500 for attending special meetings of the Board held by telephone; plus reimbursement of travel and other expenses incurred in attending meetings. The Chairman of the Audit Committee received an additional fee of $1,000 for each Audit Committee meeting attended. The following table provides the compensation paid by the Fund and all the Funds that make up the Trust the total com to each of the Trustees during the fiscal year ended October 31, 2014:

Trustee	Aggregate Compensation Paid from Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex*
Larry S. Eiben	$0	N/A	N/A	$0
Thomas Michael Frederick	$0	N/A	N/A	$0
Mark J. Malone	$12,583	N/A	N/A	$37,750
Brian O’Connell	$12,583	N/A	N/A	$37,750
Gregory R. Owens	$13,250	N/A	N/A	$39,750

*
The Trust is comprised of three Funds, including the Fund, which constitutes the Fund Complex.  Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by all three  series of the Trust.

INVESTMENT ADVISER

TFS Capital LLC (the "Adviser"), 10 North High Street, Suite 500, West Chester, Pennsylvania 19380, is a registered investment adviser founded in 1997 and serves as investment adviser to the Fund. Subject to the investment objectives and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Effective January 1, 2014, the Fund pays the Adviser a monthly fee at the annual rate of 1.50% of its average daily net assets for its services to the Fund and the Subsidiary.  Prior to January 1, 2014 the Fund paid the Adviser a monthly fee at the annual rate of 2.00% of its average daily net assets for its services to the Fund and the Subsidiary. The following table provides compensation payable to the Adviser by the Fund, advisory fee reductions and advisory fees received by the Adviser during the last two fiscal periods.

Fiscal Period Ended	Advisory Fees Accrued by Fund	Advisory Fee Reductions by the Adviser	Advisory Fees Received by the Adviser
October 31, 2014	$874,956	$157,600	$717,356
October 31, 2013	$2,234,323	$58,934	$2,175,389
October 31, 2012	$873,748	$92,853	$780,895

Effective January 1, 2014, the Adviser has agreed (for the life of the Fund) to reduce its investment advisory fees and to absorb the Fund’s expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses, and extraordinary expenses) to 1.80% of average daily net assets of the Fund. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the 1.80% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The agreement may be terminated by either the Fund or the Adviser upon not less than 60 days’ prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of the Fund. Prior to January 1, 2014, the Adviser had agreed to reduce its investment advisory fees and to absorb the Fund’s expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses, and extraordinary expenses) to 2.30% of average daily net assets of the Fund. As of October 31, 2014, the Adviser may recapture the following amounts no later than the dates as stated below:

	October 31, 2015	October 31, 2016	October 31, 2017
TFS Hedged Futures Fund	$92,853	$58,934	$157,600

The Adviser may, from time to time, make payments to financial intermediaries for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Fund shareholders whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). These payments are made directly from the Adviser’s resources and are not reimbursed by the Fund.

The Adviser also serves as the investment adviser to the Subsidiary pursuant to a separate investment advisory agreement. For its services to the Subsidiary, the Adviser does not receive additional compensation. The Subsidiary, TFS Hedged Futures Strategy Offshore Fund Ltd., is wholly-owned and controlled by TFS Hedged Futures Fund. The Subsidiary was organized under the laws of the Cayman Islands as an exempted company.

Portfolio Management Committee

Other Accounts Managed (as of October 31, 2014)

The members of the Portfolio Management Committee are collectively responsible for the day-to-day management of other advisory accounts, as indicated in the following table. The TFS Market Neutral Fund and TFS Small Cap Fund are included in the table below under the section, Registered Investment Companies.

Name of Portfolio Management Committee Member	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Advisory Fee Based on Performance	Total Assets of Other Accounts with Advisory Fee Based on Performance
Kevin J. Gates	Registered Investment Companies:	2	$809.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0
Richard J. Gates	Registered Investment Companies:	2	$809.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0
Eric Newman	Registered Investment Companies:	2	$809.2million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0
Dr. Yan Liu	Registered Investment Companies:	2	$809.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0
David S. Hall	Registered Investment Companies:	2	$809.2 million	0	$ 0
	Other Pooled Investment Vehicles:	2	$89 million	2	$89 million
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interest

Compensation structures for the Adviser may vary between clients. Two private investment funds managed by the Adviser pay performance-based fees, whereas the Fund does not. Performance-based fees are generally considered to present a conflict of interest in that the Adviser may be inclined to allocate better performing trades to clients paying performance-based fees in order to realize greater compensation. To avoid this issue, the Adviser has developed trading procedures to mitigate the potential for abuse. Specifically, the Adviser averages the execution price of a given security if the security is traded across multiple clients in a given day. Also, the Adviser allocates limited investment opportunities to clients’ pro-rata according to each client’s order size.

Compensation

The Adviser uses a team approach in the management of all its client accounts, including the Fund. Compensation to the members of the Portfolio Management Committee is derived primarily by the profits of the Adviser. As such, performance and asset levels of the Fund will directly affect the profits of the Adviser. No Committee member is compensated directly based upon the asset levels of the Fund.

Messrs. Gates, Gates and Newman are managing members of the Adviser. Each receives a fixed salary, adjusted annually, and any pass-through income or loss from the Adviser’s business. Salary levels are established annually based upon industry data for individuals providing similar services.

Dr. Liu and Mr. Hall are each compensated based upon the profits of the Adviser.

The Adviser also maintains a profit sharing plan, with discretionary annual contributions to all eligible employees.

Ownership of Fund Shares

The following table indicates the dollar range of securities of the Fund beneficially owned by the members of the Portfolio Management Committee as of October 31, 2014:

Name of Portfolio Management Committee Member	Dollar Value of Fund Shares Beneficially Owned
Kevin J. Gates	Over $1,000,000
Richard J. Gates	Over $1,000,000
Eric S. Newman	Over $1,000,000
Dr. Yan Liu	$100,001 - $500,000
*David S. Hall	$1 - $10,000

*	Mr. Hall was not a member of the Portfolio Management Committee as of October 31, 2014. His ownership information is provided as of February 28, 2015.
PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and the Subsidiary (hereafter, the “Fund”) and which brokers will execute portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other managed account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is on the same day on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser is to average the execution price of a given security. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

The following table reflects the aggregate brokerage commissions paid by the Fund during each of the last three fiscal periods:

Fiscal Period Ended	TFS Hedged Futures Fund
October 31, 2014	$108,064
October 31, 2013	$236,432
October 31, 2012	$ 94,814

The difference in brokerage commissions paid for these three periods can be attributed to: 1) fiscal 2013 and 2014 represented a 12 month period of operations while fiscal 2012 represented a 10 month period of operations; and 2) an increase in the net assets of the Fund in 2013.

The Board has adopted procedures pursuant to Section 17(e) of the 1940 Act, and Rule 17e-1 under the 1940 Act, that permit portfolio transactions to be executed through an affiliated broker. During the fiscal periods ended October 31, 2014, 2013 and 2012, the Fund paid brokerage commissions of $26,942, $157,306 and $94,814, respectively, to Interactive Brokers LLC (“IB”). During the fiscal year ended December 31, 2014, IB received 24.9% of the Fund’s aggregate brokerage commissions for effecting 22.1% of the aggregate dollar amount of transactions involving brokerage commissions. Richard Gates, a principal of the Adviser and a Vice President of the Trust, serves as an independent Director of IB. Based on a factual determination by the Adviser that Mr. Gates does not have a controlling influence over IB’s management or policies, the Adviser does not believe that IB is an affiliate, or an affiliate of an affiliate, of the Trust. Nevertheless, the Adviser and the Trust have determined to subject any transactions between the Fund and IB to the same procedures that would be applicable if such transactions were subject to affiliated broker provisions of Rule 17(e)-1.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund and the Subsidiary (hereafter, the “Fund”) pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;
--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;
--	determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;
--	oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;
--	assists in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and
--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share; calculation of the dividend and capital gain distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent for the Fund and the Subsidiary, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For its services as Administrator, the Fund pays Ultimus an administration fee, calculated daily and paid monthly, based on the average daily net assets of the Fund, subject to a monthly minimum fee. For services as Fund Accountant, the Fund pays Ultimus a minimum monthly fund accounting fee, plus a fee based on the Fund’s average daily net assets. The Fund also pays a transaction fee for portfolio trades that exceed the contracted monthly portfolio trade limit. For services as Transfer Agent, the Fund pays Ultimus an annual per account fee, subject to a monthly minimum fee.

The following table reflects the fees paid to Ultimus by the Fund during each of the last three fiscal periods:

Fiscal Year Ended	Administration Fees	Fund Accounting Fees	Transfer Agent Fees
October 31, 2014	$60,000	$49,277	$23,649
October 31, 2013	$84,169	$61,715	$38,415
October 31, 2012	$53,393	$31,993	$16,640

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect for successive one-year periods. The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Trust’s principal underwriter and the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Custodian

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as custodian to the Trust pursuant to a Custody Agreement. UMB Bank's responsibilities include safeguarding and controlling the Fund’s and the Subsidiary’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s and Subsidiary’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45201, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for the fiscal year ending October 31, 2015.

Trust Counsel

The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Independent Trustees.

Compliance Consultant

The Trust has entered into a Compliance Consulting Agreement with Drake Compliance, LLC (“Drake”). Drake provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust. In addition, a principal of Drake serves as the Trust’s Chief Compliance Officer. For these services, Drake receives a monthly compliance fee from the Trust and is reimbursed for certain out-of-pocket expenses, including postage and supplies and travel expenses. These fees are allocated such that 50% of the Trust’s monthly fee is split evenly between each series of the Trust and the remaining 50% of the fee is allocated based on each series relative net assets. For the fiscal periods ended October, 31, 2014, 2013 and 2012, the Fund paid Drake $11,670, $12,594 and $8,290, respectively.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 9, 2004. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Agreement and Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policy of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-534-2001, or on the SEC’s website at http:// www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

The Fund’s ten largest portfolio holdings as of the end of each month is included as part of a Fund Summary which is posted at www.tfscapital.com. The Fund Summary is typically posted to the website within 15 days of the end of each month. The website is open to the general public.

Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. The Fund will provide portfolio information to three different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer (“CCO”) of the Trust. The CCO concluded that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. In each instance where portfolio information is disclosed to these organizations, a minimum 60-day lag exists.

Below is a table listing the organizations that will receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, security description, shares/par
Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Lipper has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 60-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

The Board of Trustees, in consultation with the CCO, has concluded that providing non-public portfolio information to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

•	The Fund provides portfolio information to certain mutual fund supermarkets and/or distribution platforms. These organizations make the Fund available to their clients. Each disclosure arrangement has been approved by the CCO of the Fund. The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. In each instance where portfolio information is disclosed to these organizations, a minimum 60-day lag exists.

•	The Fund may disclose holdings information to an issuer in which the Fund invests, upon written request, in connection with such issuer's compliance with tax or other regulatory requirements, provided that such disclosure may only be provided on a 60- day lag and only to the extent necessary to meet the relevant tax or other regulatory requirement.

•	These policies relating to disclosure of the Fund’s portfolio securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, which are the Fund’s administrator, distributor, custodian, legal counsel, auditor, pricing services, financial printers/typesetters and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Compliance Firm	Daily/Monthly	Contractual and Ethical
Printers/Typesetters	Twice a year, during printing of semi-annual and annual financial reports	Ethical
Proxy Voting Service	No direct access – receive proxies directly from custodian	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Broker/dealers through which a Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Fund and the party do not exist.

•	The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to adversely affect the Fund or any shareholder of the Fund.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

•	The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

Principal Holders of Fund Shares

As of February 2, 2015, the following persons owned of record 5% or more of the outstanding shares of the Fund:

Investor name and address	Number of Shares	% of Fund Shares	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104	264,107.735	11.44%	Record
Richard J. Gates Various Accounts 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380	136,668.349	5.92%	Beneficial

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. There is no limitation on the number of years to which capital losses may be carried.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the new tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”. A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain threshholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Futures, Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium it received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring such Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain U.S. exchange-traded options, futures contracts and certain forward currency contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund or by the Subsidiary of the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the close of the taxable year, if certain conditions are met.

Currency Fluctuations. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in foreign currency and the time such Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Options, Futures, Forward Contracts and Swap Agreements. To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies. When the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may be able to elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.

Foreign Withholding Taxes. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to the Fund’s shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.

Wholly Owned Subsidiary. The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest. The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forwards and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.

In response to this federal law, the Fund chose “average cost”, which is the mutual fund industry standard, as the Fund’s default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind the Fund is not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

* * *

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

CALCULATION OF PERFORMANCE DATA

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such waiver.

Calculation of Average Annual Total Return

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on the Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund’s average annual total returns for periods ended October 31, 2014:

TFS Hedged Futures Fund
1 Year	-0.22%
Since Inception	0.42%

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Barclays Capital, Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the year ended October 31, 2014 and the report thereon of Ernst & Young LLP, the Trust’s independent registered public accounting firm, included in the 2014 Annual Report of the Funds, are incorporated herein by reference. An investor may obtain a copy of the Annual Report without charge by writing to the Trust at the address on the cover of this SAI or calling 888-534-2001. The Annual Report is also available for download at the Fund’s website (www.tfscapital.com) or at www.sec.gov.

APPENDIX A

 TFS Capital LLC
Proxy Voting Policy

Originally Adopted June 30, 2007
Amended and Restated March 31, 2013

Purpose. The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC (“TFS”) has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund, the TFS Small Cap Fund and the TFS Hedged Futures Fund (the “Funds”).

This Proxy Voting Policy (the “Policy”) is designed to ensure that TFS and the Funds comply with the requirements under federal securities laws. Proxy voting will be performed in an effort to act in the best interests of TFS’s clients including, without limitation, the Funds.

Definition of a Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Materiality Threshold (applies to all clients except the Funds). TFS may, but is not obligated to, abstain from voting proxies if the proxy vote pertains to a security that represents less than or equal to 5% of a given client’s overall assets under TFS’s discretionary control. TFS believes the use of a materiality threshold is in the best interest of its clients because it will enable TFS to use discretion and potentially avoid devoting its limited resources to researching issues relevant to proxy votes that are unlikely to have a material impact on a given client’s account. A major consideration in developing this policy is the fact that equity shares in accounts for which TFS serves as portfolio manager are generally held for very short periods of time before portfolios are reallocated. The frequent reallocation and corresponding portfolio turnover further minimizes the chance that proxy votes will have a material impact for a given client. TFS may also, as deemed appropriate, engage a third-party to vote on behalf of clients.

TFS is not obligated to vote proxies on securities which the Funds have sold prior to receipt of the proxy materials. TFS does not believe it is in the Funds’ best interest to dedicate resources to researching proxy issues when the Funds no longer hold the position and may never re-purchase the security.

Proxy Voting for Mutual Fund Clients

TFS has decided that all proxies received on behalf of the Funds, regardless of the size of the Funds’ position, should be voted on. TFS may delegate this authority to an outside firm that specializes in voting proxies. Pursuant to this authority, TFS has delegated Glass, Lewis & Co., LLC (“GL”) to vote proxies on behalf of the Funds. GL votes proxies in accordance with its default “pro-shareholder” policy that is subject to ongoing update and enhancement. TFS has the ability to use its discretion to deviate from the default policy and may do so if it deems that a change will be in the best interest of shareholders.

Summary of the Glass Lewis Voting Policy and Analysis Methodology

•	Voting recommendations are supported by a team of highly-educated multi-disciplinary research analysts with degrees in accounting, business, finance, law and other relevant areas;
•	The research is fully independent and objective (i.e., GL is not in the business of providing consulting services to public companies and can therefore focus solely on the best interests of investors);
•	The focus of the research is the economic and financial consequences of voting with the goal of improving medium to long-term value and mitigating risk;
•	The approach is to look at each company individually and determine what is in the best interests of the shareholders of each particular company;
•	Research on proxies covers more than just corporate governance; GL analyzes company financials, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The complete Glass Lewis Proxy Voting Policy is available upon request.

Monitoring and Resolving Conflicts of Interest

TFS is responsible for monitoring and resolving possible material conflicts between the interests of TFS and those of its clients with respect to proxy voting. As such, TFS performs periodic reviews, as deemed necessary, to ensure that its proxy voting is not influenced by interests other than those of its clients. Because TFS’s voting guidelines with respect to Fund clients are the default “pro shareholder” guidelines from GL, an independent third party, application of the TFS guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, TFS will review the GL policy annually to determine whether the voting rationale appears reasonable. With respect to personal conflicts of interest, TFS’s Code of Ethics requires all employees to avoid placing themselves in situations where their interests may conflict with those of its clients and restricts their ability to engage in certain outside business activities. Issues related to possible conflicts of interest are referred to the Chief Compliance Officer of the Funds.

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